                                                                 Exhibit (a)(3)

 THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS FORM MAY NOT BE USED TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES OF LUCASVARITY PLC; THE LETTER OF TRANSMITTAL IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. IF YOU ARE IN ANY DOUBT ABOUT THE OFFER OR THE ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED IMMEDIATELY TO SEEK YOUR OWN PERSONAL FINANCIAL ADVICE FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986.

THIS FORM OF ACCEPTANCE, AUTHORITY AND ELECTION (THE "FORM") SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING OFFER TO PURCHASE DATED 6 FEBRUARY, 1999 (THE "OFFER TO PURCHASE"). The definitions used in the Offer to Purchase apply in this Form, unless otherwise defined herein. The provisions of Appendix I to the Offer to Purchase are deemed to be incorporated in and form part of this Form and should be read carefully by each LucasVarity Shareholder.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR LUCASVARITY SHARES, PLEASE SEND THIS FORM, THE OFFER TO PURCHASE AND THE REPLY-PAID ENVELOPE AS SOON AS POSSIBLE TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED, FOR DELIVERY TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO CANADA, AUSTRALIA OR JAPAN.

IF YOU ARE A CREST SPONSORED MEMBER, YOU SHOULD REFER TO YOUR CREST SPONSOR BEFORE COMPLETING THE FORM.

The Offer is not being made, directly or indirectly, in or into, or by use of the mails of, or by any means or instrumentality (including, without limitation, telephonically or electronically) of interstate or foreign commerce of, or any facility of a national securities exchange of, Canada, Australia or Japan and will not be capable of acceptance by any such use, means, instrumentality or facility. Accordingly, neither this Form nor the Offer to Purchase is being or may be mailed or otherwise forwarded, distributed or sent in, into or from Canada, Australia or Japan. All LucasVarity Shareholders (including custodians, nominees and trustees) who would, or otherwise intend to, forward this Form and/or the Offer to Purchase, should read the further details in this regard which are contained in paragraphs 8 and 10 of Part B of Appendix I to the Offer to Purchase before taking any action.

The Loan Notes which may be issued pursuant to the Offer have not been, and will not be, listed on any stock exchange. The Loan Notes have not been, and will not be, registered under the US Securities Act or under the laws of any State of the United States and may not be offered, sold or delivered, directly or indirectly, in or into the United States or to, or for the account or benefit of, any US Person. The Loan Notes may not be offered, sold or delivered, directly or indirectly, in or into Canada, Australia or Japan.

                   FORM OF ACCEPTANCE, AUTHORITY AND ELECTION
  RECOMMENDED CASH OFFER FOR ALL ORDINARY SHARES AND AMERICAN DEPOSITARY SHARES
                    EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                       of
                                 LUCASVARITY PLC
                                       by

                                   J.P. MORGAN
                                  on behalf of

                                TRW AUTOMOTIVE UK

                          a wholly owned subsidiary of

                                    TRW INC.

                  ACCEPTANCES OF THE OFFER MUST BE RECEIVED BY
    3.00 P.M. (LONDON TIME), 10.00 A.M. (NEW YORK CITY TIME) on 9 MARCH, 1999


                            PROCEDURE FOR ACCEPTANCE

o If you wish to accept the Offer, use this Form and follow the instructions set out on pages 2, 3 and 4. All LucasVarity Shareholders who are individuals must sign in the presence of a witness who must also sign where indicated. If you hold LucasVarity Shares jointly with others, you must arrange for all your co-holders to sign this Form.

o The information on page 4 of this Form may help to answer queries you may have about the Form and the procedure for responding to the Offer.

o Please send this Form, duly completed and signed (AND ACCOMPANIED, IF YOUR LUCASVARITY SHARES ARE IN CERTIFICATED FORM, BY YOUR LUCASVARITY SHARE CERTIFICATE(S) and/or other document(s) of title (if you are a non-US holder)) either by post or by hand to Computershare Services PLC, P.O. Box 859, The Pavilions, Bridgwater Road, Bristol BS99 1XZ, or by hand (during normal business hours only) to Computershare Services PLC, 7th Floor, Jupiter House, Triton Court, 14 Finsbury Square, London EC2A 1BR, or (if you are a US holder) by post to Morgan Guaranty Trust Company of New York, Corporate Reorganization, P.O. Box 8216, Boston, MA 02266-8216, by courier to Morgan Guaranty Trust Company of New York, Corporate Reorganization, 40 Campanelli Drive, Braintree, MA 02184, or by hand to Morgan Guaranty Trust Company of New York, Securities Transfer & Reporting Services (STARS), 100 William Street Galleria, New York, NY 10038, as soon as possible but in any event to be received NO LATER THAN 3.00 P.M. (LONDON TIME), 10.00 A.M. (NEW YORK CITY TIME) ON 9 MARCH, 1999. A first class reply-paid envelope (only for use in the UK or the US, as the case may be) is enclosed for this purpose.

o If your LucasVarity Shares are in uncertificated form (that is, in CREST), you should follow the instructions set out in paragraph 9(d) of Part B of Appendix I to the Offer to Purchase in order to transfer your LucasVarity Shares to an escrow balance. For this purpose, the participant ID of Computershare Services PLC, which will act as escrow agent, is 3RA39, the member account ID of Computershare Services PLC is LUCAS and the Form of Acceptance Reference Number of this Form (for insertion in the first eight characters of the shared note field on the TTE Instruction) is shown next to Box 5 on page 3 of this Form. You should ensure that the transfer to escrow settles NO LATER THAN 3.00 P.M (LONDON TIME), 10.00 A.M. (NEW YORK CITY TIME) ON 9 MARCH, 1999.

o If you hold LucasVarity Shares in both certificated and uncertificated form, you should complete a separate Form for each holding. Similarly, you should complete a separate Form for each different member account ID under which LucasVarity Shares are held in uncertificated form and for each different designation under which LucasVarity Shares are held in certificated form. You can obtain further Forms by contacting Computershare Services PLC or Georgeson & Co Inc. on one of the telephone numbers set out below.

o If you hold LucasVarity Shares in certificated form and your share certificate(s) and/or other document(s) of title is/are not readily available or is/are lost, this Form should nevertheless be completed, signed and returned as stated above so as to be received NO LATER THAN
         3.00 P.M. (LONDON TIME), 10.00 A.M. (NEW YORK CITY TIME) ON 9 MARCH, 1999 and the share certificate(s) and/or other document(s) of title or an indemnity satisfactory to the Offeror should be lodged as soon as possible thereafter with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out above (as the case may be).

                       DO NOT DETACH ANY PART OF THIS FORM
    IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM, PLEASE CONTACT
               COMPUTERSHARE SERVICES PLC ON +44 (0) 117 305 1001,
           MORGAN GUARANTY TRUST COMPANY OF NEW YORK ON (781) 794-6388
                    OR GEORGESON & CO INC. ON (800) 223-2064

                            HOW TO COMPLETE THIS FORM

1        THE OFFER

To accept the Offer, insert in Box 1 the total number of LucasVarity Shares for which you wish to accept the Offer, whether or not you wish to elect for the Loan Note Alternative and/or the US dollar alternative. You must also sign Box 8 which will constitute your acceptance of the Offer and, if relevant, Boxes 4, 5, 6 and/or 7.

If no number or a number greater than your registered holding of LucasVarity Shares is written in Box 1 and you have signed Box 8, you will be deemed to have inserted in Box 1, and to have accepted the Offer in respect of your entire registered holding of LucasVarity Shares (being your entire holding under the name and address specified in Box 1A) or, if your LucasVarity Shares are in CREST, under the participant ID and member account ID specified in Box 5. CREST participants are requested to insert in Box 1 the same number of LucasVarity Shares as entered on the related TTE Instruction.

Box 1A should include your full name(s) and address(es). Box 1B includes the details of the number of LucasVarity Shares held in your name on the LucasVarity register. If there is no name and address in Box 1A, please insert the full name and address of the first named holder and the name(s) of any joint holders who are accepting the Offer in Box 4.

If you have changed your address, please write your correct address in Box 4.

If your details are incorrect in some other respect, please see note 6 on page
4.

If you put "NO" in Box 6, you may be deemed not to have accepted the Offer.

                                                                  COMPLETE HERE

         PLEASE ENSURE YOUR SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENTS
                             OF TITLE ARE ENCLOSED.


2        THE LOAN NOTE ALTERNATIVE

To elect for the Loan Note Alternative you should first complete Box 1 and then write in Box 2 the number of LucasVarity Shares for which you wish to elect to receive Loan Notes rather than cash under the Offer. You must also sign Box 8 and complete, if relevant, Boxes 4, 5, 6 and/or 7. If you are electing for the US dollar alternative in respect of any of your cash consideration, you must also complete Box 3 with the relevant figure.

If a number greater than the number of LucasVarity Shares inserted or deemed to be inserted in Box 1 is written in Box 2 and you have signed Box 8, you will be deemed to have elected for the Loan Note Alternative in respect of the number inserted or deemed to be inserted in Box 1.

If you put "NO" in Box 6, you may not accept the Loan Note Alternative and must leave Box 2 blank. If you put "NO" in Box 6 and complete Box 2, your instructions in Box 2 will be disregarded. Each person electing for the Loan Notes will be deemed to represent and warrant that he/she is not a US Person, a Canadian person, an Australian person or a Japanese person and is not acquiring, and will not be holding such Loan Notes for the account or benefit of a US Person, a Canadian person, an Australian person or a Japanese person or with a view to the offer, sale or delivery, directly or indirectly, of such Loan Notes in, into or from the United States, Canada, Australia or Japan or to, or for the account or benefit of, any US Person, Canadian person, Australian person or Japanese person or any other person whom such transferee has reason to believe is purchasing for the purpose of such offer, sale or delivery. Any person unable to give such a representation and warranty is not permitted to accept the Loan Note Alternative and in the case of any US Person will be deemed to have accepted the Offer for cash and without electing for the Loan Note Alternative.

                                                                  COMPLETE HERE


3        US DOLLAR ALTERNATIVE

To elect to receive all of your cash consideration in US dollars instead of pounds sterling, in accordance with paragraph 12 of Part B of Appendix I to the Offer to Purchase, please place a mark in Box 3. You may elect to receive all of your cash consideration in US dollars only in respect of your whole holding of LucasVarity Shares in respect of which you accept the Offer and in respect of which you are entitled to receive cash consideration. If you are entitled to receive cash consideration, you may elect to receive all (but not part) of your cash consideration in US dollars.

PLEASE READ PARAGRAPH 12 OF PART B OF APPENDIX I TO THE OFFER TO PURCHASE BEFORE ELECTING TO RECEIVE YOUR CASH CONSIDERATION IN US DOLLARS.

                                                                   COMPLETE HERE


4        INCORRECT NAME/CHANGE OF ADDRESS

If your name and/or address as pre-printed in Box 1A of this Form are incorrect, read note 6 on page 4 and insert the correct details in Box 4.

If your name and address are not printed in Box @@@, please complete Box 4. In any event, please write your daytime telephone number in the space provided in case there is a need to contact you regarding this Form.

                                                                  COMPLETE HERE


5        PARTICIPANT ID AND MEMBER ACCOUNT ID

If your LucasVarity Shares are in CREST, you must insert in Box 5 the participant ID and the member account ID under which such shares are held by you in CREST.

You must also transfer (or procure the transfer of) the LucasVarity Shares concerned to an escrow balance, specifying in the TTE Instruction the participant ID and member account ID inserted in Box 5 and the Form of Acceptance Reference Number of this Form and the other information specified in paragraph 9(d) of Part B of Appendix I to the Offer to Purchase. The Form of Acceptance Reference Number appears next to Box 5 on page 3 of this Form.

                                                                  COMPLETE HERE


6        OVERSEAS PERSONS

If you are unable to give the representations and warranties set out in paragraph 10(b) of Part B of Appendix I to the Offer to Purchase, you must put "NO" in Box 6. If you do not put "NO" in Box 6, you will be deemed to have given such representations and warranties.
                                                                   COMPLETE HERE


7        ADDRESS FOR DESPATCH OF CONSIDERATION

If you wish the consideration and/or other documents to be sent to someone other than the registered holder at the address pre-printed in Box 1A (e.g. your bank manager or stockbroker), you should complete Box 7. Box 7 must be completed by holders with registered addresses in, or who have completed Box 4 with an address in, Canada, Australia or Japan (and, if electing for the Loan Note Alternative, in the United States). You must not insert in Box 7 an address in Canada, Australia or Japan (and, if electing for the Loan Note Alternative, in the United States).
                                                                   COMPLETE HERE


8        SIGNATURES

You must sign Box 8 and, in the case of a joint holding, arrange for ALL other joint holders to do likewise. All registered holders who are individuals MUST SIGN IN THE PRESENCE OF A WITNESS who must also sign Box 8 where indicated. The witness must be over 18 years of age and should not be another joint holder signing the Form. The same witness may witness each signature of the joint holders. The witness should also print his/her name where indicated.

A company may execute under seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute the Form by a director and the company secretary or by two directors of the company signing the Form and a company incorporated outside Great Britain may sign in accordance with the laws of the relevant territory in which the relevant company is incorporated. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds and insert the name of the company above or alongside his/her signature.

If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes on page 4.

                                                           SIGN AND WITNESS HERE

                  PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4


1        TO ACCEPT THE OFFER                                   BOX 1B
                                                    ----------------------------

                                                    ----------------------------
                                                    Number of LucasVarity Shares

Whether or not you wish to elect for the Loan Note Alternative or the US dollar alternative, complete Box 1 (and, if relevant, Boxes 4, 5, 6 and/or 7) and sign Box 8 below. Your details as at 2 February, 1999.

                                            BOX 1A
Names(s) and address(es) or registered holder(s)
                                                               BOX 1
                                                    ----------------------------

                                                    ----------------------------
                                                    Number of LucasVarity Shares
                                                    for which you are accepting
                                                    the Offer

                                                                  FOR OFFICE USE
                                                                   HOLDER CODE
                                                                  --------------
                                                                  H

                                                                  --------------
                                                                  C

                                                                  --------------
                                                                  Q

                                                                  --------------

PLEASE ENSURE YOUR CERTIFICATE(S) ARE ENCLOSED TO COVER THE NUMBER OF LUCASVARITY SHARES COMPLETED IN BOX 1.


2        TO ELECT FOR THE LOAN NOTE ALTERNATIVE               BOX 2
                                                    ----------------------------

                                                    ----------------------------
                                                    Number of LucasVarity Shares

Having completed Box 1 (and, if relevant, Boxes 4, 5, 6 and/or 7), complete Box 2 and sign Box 8 below.


3        TO SELECT FOR THE US DOLLAR ALTERNATIVE                  BOX 3
                                                        ------------------------

                                                        ------------------------

Place a mark in this Box to receive all of your cash consideration in US dollars instead of pounds sterling.

4  INCORRECT NAME/CHANGE OF ADDRESS (TO BE COMPLETED IN BLOCK CAPITALS)

                                                                           BOX 4

1.  Forenames..................................................................
     (Mr, Mrs, Ms or Title)

Surname........................................................................

Address........................................................................

 ...............................................................................

Postcode.......................................................................

2.  Forenames..................................................................
     (Mr, Mrs, Ms or Title)

Surname........................................................................

Address........................................................................

 ...............................................................................

Postcode.......................................................................

In case of query, please state your daytime telephone number...................


5        PARTICIPANT ID AND MEMBER ACCOUNT ID

Complete this Box only if your LucasVarity Shares are in CREST

The Form of Acceptance Reference Number of this Form is:

                                                                           BOX 5

                               Participant ID___________________________________

                               Member account ID________________________________

6        OVERSEAS PERSONS                                          BOX 6
                                                         -----------------------

                                                         -----------------------

If you are unable to give the representations and warranties in paragraph 10(b) of Part B of Appendix I to the Offer to Purchase, you must put "NO" in Box 6.

7  ADDRESS FOR THE DESPATCH OF CONSIDERATION                               BOX 7

Address outside Canada, Australia and Japan (and, if electing for the Loan Note Alternative, outside the United States) to which consideration and/or other documents are to be sent instead of the address pre-printed in Box or completed in Box 4.

Name...........................................................................

Address........................................................................

 ...............................................................................

 ....................................Postcode...................................


8  ALL REGISTERED HOLDERS TO SIGN HERE TO ACCEPT THE OFFER                 BOX 8

EXECUTION BY INDIVIDUALS
Signed and delivered as a deed by:  In the presence of:

 ...............................................................................
Signature                    Signature of Witness         Name of Witness

 ...............................................................................
Signature (joint holder)     Signature of Witness         Name of Witness

 ...............................................................................
Signature (joint holder)     Signature of Witness         Name of Witness

 ...............................................................................
Signature (joint holder)     Signature of Witness         Name of Witness

IMPORTANT: EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE
PRESENCE OF A WITNESS WHO MUST ALSO SIGN AND PRINT HIS/HER NAME WHERE INDICATED. IN THE CASE OF JOINT HOLDERS, ALL MUST SIGN.

**Executed as a deed under the common seal of the company named below/Executed as a deed on behalf of the company named below** in the presence of/acting by:

 ...............................................................................
       Name of Company            Signature              Name of Director

                            ...................................................
**Delete as appropriate           Signature        Name of Director/Secretary**

                      (TO BE COMPLETED IN BLOCK CAPITALS)

        FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM

In order to be effective, this Form must, except as mentioned below, be signed personally by the registered holder or, in the case of a joint holding, by ALL the joint holders and each individual signature must be independently witnessed. A company must execute this Form under its common seal, the seal being affixed and witnessed in accordance with its Articles of Association or other regulations. Alternatively, a company to which section 36A of the Companies Act 1985 applies may execute this Form by a director and the company secretary or by two directors of the company signing the Form and a company incorporated outside Great Britain may sign in accordance with the laws of the relevant territory in which the relevant company is incorporated. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds and insert the name of the company above or alongside his/her signature.

In order to avoid delay and inconvenience to yourself, the following points may assist you:

1        IF THE SOLE HOLDER HAS DIED
         If a grant of probate or letters of administration has/have been registered with LucasVarity's registrar, this Form must be signed by the personal representative(s) of the deceased holder, in the presence of a witness, and returned either by post or by hand (in the case of a non-US holder) to Computershare Services PLC, P.O Box 859, The Pavilions, Bridgwater Road, Bristol BS99 1XZ, or by hand (during normal business hours only) to Computershare Services PLC, 7th Floor, Jupiter House, Triton Court, 14 Finsbury Square, London EC2A 1BR, or (in the case of a US holder) by post to Morgan Guaranty Trust Company of New York, Corporate Reorganization, P.O. Box 8216, Boston, MA 02266-8216, by courier to Morgan Guaranty Trust Company of New York, Corporate Reorganization, 40 Campanelli Drive, Braintree, MA 02184, or by hand to Morgan Guaranty Trust Company of New York, Securities Transfer & Reporting Services (STARS), 100 William Street Galleria, New York, NY 10038. If a grant of probate or letters of administration has/have not been registered with LucasVarity's registrar, the personal representative(s) or the prospective personal representative(s) should sign the Form, in the presence of a witness, and return it as aforesaid. However, the grant of probate or letters of administration must be lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any such address (as the case may be) before the consideration due can be despatched.


2        IF ONE OF THE JOINT HOLDERS HAS DIED
         This Form must be signed by all surviving holders in the presence of a witness and lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out in paragraph 1 above (as the case may be), accompanied by the death certificate, the grant of probate or letters of administration in respect of the deceased holder.


3 IF YOUR LUCASVARITY SHARES ARE IN CERTIFICATED FORM AND THE CERTIFICATE(S) IS/ARE HELD BY YOUR BANK OR SOME OTHER AGENT
         If your share certificate(s) and/or other document(s) of title is/are not readily available, the completed Form should be lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out in paragraph 1 above (as the case may be), together with a note saying e.g. "certificates to follow" and you should arrange for the share certificate(s) and/or other document(s) of title to be forwarded as soon as possible thereafter.


4 IF YOUR LUCASVARITY SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE IS NOT READILY AVAILABLE OR HAS BEEN LOST
         The completed Form, and any share certificate(s) which you may have available, should be lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out in paragraph 1 above (as the case may be), accompanied by a letter stating that the balance will follow (and, if applicable, that you have lost one or more of your share certificates). At the same time, you should write to LucasVarity's registrar, Lloyd's TSB Registrars, 54 Pershore Road South, Kings Norton, Birmingham B22 1AD, requesting that a letter of indemnity be sent to you which, when completed in accordance with the instructions given, should be lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out in paragraph 1 above (as the case may be), as soon as possible thereafter.


5        IF THE FORM HAS BEEN SIGNED UNDER POWER OF ATTORNEY
         The completed Form should be lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out in paragraph 1 above (as the case may be) accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971). The power of attorney will be noted by Computershare Services PLC or Morgan Guaranty Trust Company of New York and returned as directed.


6 IF YOUR NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE CERTIFICATE(S)
         e.g. Name on the certificates...............................James Smith
              Correct name..........................................James Smythe

         Box 4 of the Form should be completed in your correct name and lodged with Computershare Services PLC or Morgan Guaranty Trust Company of New York at any of the addresses set out in paragraph 1 above (as the case may be) with your share certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person in whose name the LucasVarity Shares are registered is one and the same as the person who has signed the Form. If an incorrect address is shown, the correct address should be written in Box 4 on the Form. If you have changed your name, complete Box 4 of the Form in your correct name and lodge your marriage certificate or deed poll or, in the case of a company, a copy of the certificate of incorporation on change of name with this Form for noting.


7        IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY)
         Send this Form and the Offer to Purchase by the quickest means (e.g. air mail) to the holder for execution (provided that such documents are not forwarded or transmitted, by any means, in or into Canada, Australia or Japan) or, if he/she has executed a power of attorney giving sufficient authority, the attorney should sign the Form and the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting (see paragraph 5 above). No other signatures are acceptable.


8        IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR LUCASVARITY SHARES
         If you have sold or transferred all your LucasVarity Shares, please send this Form and the Offer to Purchase at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. However, this Form and the Offer to Purchase (and any other offer documentation) should not be forwarded or transmitted in or into Canada, Australia or Japan.

9        IF YOU ARE NOT RESIDENT IN THE UK
         The attention of LucasVarity Shareholders not resident in the UK is drawn, in particular, to paragraphs 8 and 10(b) of Part B of Appendix I to the Offer to Purchase.


10       IF YOUR LUCASVARITY SHARES ARE IN CREST
         You should take the action set out in paragraph 9(d) of Part B of Appendix I to the Offer to Purchase to transfer your LucasVarity Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears next to Box 5 on page 3 of this Form) so that such Form of Acceptance Reference Number can be inserted into the TTE Instruction.

         If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form, as only your CREST sponsor will be able to send the necessary TTE instruction to CRESTCo.

WITHOUT PREJUDICE TO PARAGRAPHS 6(D) AND 7 OF PART B OF APPENDIX I TO THE OFFER TO PURCHASE, THE OFFEROR RESERVES THE RIGHT TO TREAT AS VALID ANY ACCEPTANCE OF THE OFFER WHICH IS NOT ENTIRELY IN ORDER OR WHICH IS NOT ACCOMPANIED BY THE RELEVANT TRANSFER TO ESCROW OR (AS APPROPRIATE) THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE. IN THAT EVENT, NO CONSIDERATION DUE UNDER THE OFFER WILL BE SENT UNTIL AFTER THE RELEVANT TRANSFER TO ESCROW HAS BEEN MADE OR (AS APPROPRIATE) THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE OR INDEMNITIES SATISFACTORY TO THE OFFEROR HAVE BEEN RECEIVED BY COMPUTERSHARE SERVICES PLC OR MORGAN GUARANTY TRUST COMPANY OF NEW YORK AT ANY OF THE ADDRESSES SET OUT IN PARAGRAPH 1 ABOVE (AS THE CASE MAY BE). NOTWITHSTANDING THAT NO SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE IS/ARE DELIVERED WITH THIS FORM, THE FORM, IF OTHERWISE VALID AND ACCOMPANIED BY AN APPROPRIATE ENDORSEMENT OR CERTIFICATION TO THE EFFECT THAT THE LUCASVARITY SHARES REFERRED TO THEREIN ARE AVAILABLE FOR ACCEPTANCE AND SIGNED ON BEHALF OF THE LONDON STOCK EXCHANGE OR LUCASVARITY'S REGISTRAR AND DELIVERED TO COMPUTERSHARE SERVICES PLC OR MORGAN GUARANTY TRUST COMPANY OF NEW YORK AT ANY OF THE ADDRESSES SET OUT IN PARAGRAPH 1 ABOVE (AS THE CASE MAY BE), MAY BE TREATED AS VALID FOR THE PURPOSES, INCLUDING AN ELECTION FOR THE LOAN NOTE ALTERNATIVE.
c
                       o      Printed in London I39768